UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2006

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 18, 2006, Smart Online, Inc. (the "Company") launched a program to improve communications with its stockholders. The text of the newsletter that was sent to Company stockholders is attached hereto as Exhibit 99.1 and incorporated by reference.

On October 23, 2006, the Company issued a press release, a copy of which is attached as Exhibit 99.2, announcing its release of the latest version of the Calendar application on the Company's OneBiz suite of applications.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 "Smart Newsletter," dated October 2006.
99.2 Press release, dated October 23, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

October 23, 2006	By:	/s/ Nicholas A. Sinigaglia

Name: Nicholas A. Sinigaglia
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	"Smart Newsletter," dated October 2006.
99.2	Press release, dated October 23, 2006.